UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2022

WARRIOR MET COAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38061	81-0706839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16243 Highway 216 Brookwood, Alabama	35444
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 554-6150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HCC	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 11, 2022, Warrior Met Coal, Inc., a Delaware corporation (the “Company”) and D.F. King & Co, Inc., as the Company’s proxy solicitor, sent the Company’s stockholders a brochure (the “Brochure”) in anticipation of the Company’s annual meeting of stockholders to be held on April 26, 2022 (the “Annual Meeting”). The Brochure recommends the stockholders to vote for Proposal 3, which would amend the Company’s certificate of incorporation to effect an additional three-year extension to the transfer restrictions designed to avoid imposition of limitations on the utilization of the Company’s net operating losses and deferred tax assets, and to vote for Proposal 4, which would ratify Amendment No.1 (the “Amendment No.1”) to the Company’s Rights Agreement, dated as of February 14, 2020, as amended by Amendment No.1, dated as of March 4, 2022, by and between the Company and Computershare Trust Company, N.A. (as amended to date, the “Rights Agreement”), to extend the expiration date of the Rights Agreement to the close of business on April 19, 2026 and to increase the exercise price from $31.00 to $56.00. The Brochure also highlighted both leading independent proxy advisory firms, ISS and Glass Lewis, have recommended that the Company’s stockholders vote “FOR” Proposal 3 and Proposal 4.

The foregoing description of the Brochure does not purport to be complete and is qualified in its entirety by reference to the full text of the Brochure, a copy of which is furnished herewith as Exhibit 99.1. A copy of the definitive proxy statement for the Annual Meeting was filed with the Securities and Exchange Commission on March 14, 2022, and such definitive proxy statement is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Exhibit Description

99.1	Brochure for the Annual Meeting, dated as of April 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find it

This Form 8-K is not a substitute for any proxy statement or other document the Company may file with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement was first mailed to stockholders of the Company on or about March 14, 2022. Investors and security holders will be able to obtain other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the proxy statement and other documents (if and when available) filed with the SEC by the Company can be obtained free of charge on the Company’s website at http://investors.warriormetcoal.com or by sending a written request to: Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Participants in Solicitation

The Company, its respective directors and certain of its respective executive officers may be considered participants in the solicitation of proxies. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022.

The Annual Report can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement and other relevant materials filed with the SEC.

Forward-Looking Statements

This Form 8-K contains, and the Company’s officers and representatives may from time to time make, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “project,” “target,” “foresee,” “should,” “would,” “could,” “potential,” “outlook,” “guidance” or other similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements represent management’s good faith expectations, projections, guidance or beliefs concerning future events, and it is possible that the results described in this Form 8-K will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, without limitation, federal and state tax legislation; changes in interpretation or assumptions and/or updated regulatory guidance regarding the Tax Cuts and Jobs Act of 2017; regulatory requirements associated with federal, state and local regulatory agencies, and such agencies’ authority to order temporary or permanent closure of the Company’s mines; the Company’s expectations regarding its future tax rate as well as its ability to effectively utilize its NOLs to reduce or eliminate its cash taxes; and other factors described in the Company’s Form 10-K for the year ended December 31, 2021 and other reports filed from time to time with the SEC, which could cause the Company’s actual results to differ materially from those contained in any forward-looking statement. The Company’s filings with the SEC are available on its website at www.warriormetcoal.com and on the SEC’s website at www.sec.gov.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: April 11, 2022	By:	/s/ Dale W. Boyles
Dale W. Boyles Chief Financial Officer

Exhibit 99.1

Important Message to Warrior Met Coal, Inc. Stockholders

April 11, 2022

To Our Stockholders:

Warrior Met Coal, Inc. (“We” or the “Company”) will be holding the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, April 26, 2022 at 9:00 a.m. (Central Time).

This year there will be two special proposals:

•	Proposal 3 - Amendment to the Company’s Certificate of Incorporation to Effect an Additional Three-Year Extension to the 382 Transfer Restriction Provisions

•

Avoid imposition of limitations on the utilization of the Company’s net operating losses (“NOLs”) and our deferred tax assets (the “382 Transfer Restriction Provisions”), pursuant to sections 382 and 383 of the Internal Revenue Code.

•	Proposal 4 - Ratification of Amendment No. 1 to the Section 382 Rights Agreement

•

Ratify an amendment to the Section 382 Rights Agreement to extend the duration of the Existing Section 382 Rights Agreement Expiration Date to April 19, 2026, which also synchronizes its duration with the proposed Sunset Date of the 382 Transfer Restriction Provisions and increases the Purchase Price from $31.00 to $56.00.

We are asking stockholders to approve Proposal 3 and Proposal 4 because we believe that the Existing 382 Transfer Restriction Provisions and the Section 382 Rights Agreement are effective and efficient ways to preserve the benefits of our NOLs for long-term stockholder value.

Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the definitive proxy statement filed by the Company on March 14, 2022.

Benefits and Considerations for Warrior Met Coal, Inc. Stockholders

Proxy Advisory Firms ISS and Glass Lewis Recommend Stockholders Vote “FOR” Proposal 3 and Proposal 4, with ISS stating, “the value of the NOLs to be protected is material and could provide significant economic benefits to shareholders in the future.”1

[1]	Permission to use quotes neither sought nor obtained.

The Board of Directors of Warrior Met Coal, Inc. unanimously recommends that you vote FOR Proposal 3 and Proposal 4

Your Vote is Important!

✓	Vote FOR the protection of federal NOLs of approximately $722.3 million and state NOLs of approximately $992.6 million, respectively.

✓	Vote FOR the protection of a deferred tax asset of approximately $180.5 million (net of the valuation allowance).

✓	Your Vote FOR will allow effective use of NOLs and increase free cash flow to grow and invest in the business, and return capital to our stockholders

Your Board Unanimously Recommends You Vote FOR Proposal 3 and Proposal 4 Today!

If you need additional assistance, please contact our proxy solicitor:

D.F. King & Co, Inc.

Call Toll-Free: (800) 714-3311

Email: HCC@dfking.com

Forward-Looking Statements

This communication contains, and the Company’s officers and representatives may from time to time make, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “project,” “target,” “foresee,” “should,” “would,” “could,” “potential,” “outlook,” “guidance” or other similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements represent management’s good faith expectations, projections, guidance or beliefs concerning future events, and it is possible that the results described in this communication will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, without limitation, federal and state tax legislation; changes in interpretation or assumptions and/or updated regulatory guidance regarding the Tax Cuts and Jobs Act of 2017; regulatory requirements associated with federal, state and local regulatory agencies, and such agencies’ authority to order temporary or permanent closure of the Company’s mines; the Company’s expectations regarding its future tax rate as well as its ability to effectively utilize its NOLs to reduce or eliminate its cash taxes; and other factors described in the Company’s Form 10-K for the year ended December 31, 2021 and other reports filed from time to time with the Securities and Exchange Commission (the “SEC”), which could cause the Company’s actual results to differ materially from those contained in any forward-looking statement. The Company’s filings with the SEC are available on its website at www.warriormetcoal.com and on the SEC’s website at www.sec.gov.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors.

Additional Information and Where to Find it

This communication is not a substitute for any proxy statement or other document the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement was first mailed to stockholders of the Company on or about March 14, 2022. Investors and security holders will be able to obtain other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the proxy statement and other documents (if and when available) filed with the SEC by the Company can be obtained free of charge on the Company’s website at http://investors.warriormetcoal.com or by sending a written request to: Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Participants in Solicitation

The Company, its respective directors and certain of its respective executive officers may be considered participants in the solicitation of proxies. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022.

The Annual Report can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement and other relevant materials filed with the SEC.